UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

BARNWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5103	72-0496921
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Alakea Street, Suite 500
Honolulu, Hawaii 96813
(Address of Principal Executive Offices) (Zip Code)

(808) 531-8400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	BRN	NYSE American
Common Stock Purchase Rights	N/A	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As of December 14, 2022, Barnwell Texas, LLC (“Barnwell Texas”), a subsidiary of Barnwell Industries, Inc. (the “Company”), entered into a Purchase and Sale Agreement with Alchemist Energy LeaseCo, LP (“AEL”) whereby Barnwell Texas acquired from AEL a 22.3% non-operated working interest in oil and gas leasehold acreage in the Permian Basin in Texas, together with associated contracts, contract rights, joint venture interests and other related assets (the “Purchase and Sale Agreement”). The effective date of the Purchase and Sale Agreement was December 1, 2022. In connection with the purchase of such leasehold interests, Barnwell Texas acquired a 15.4% non-operated working interest in two planned oil wells in Texas (the “Wells”).

The purchase price for the interest in the leasehold acreage was US$ 805,651.  In addition, Barnwell Texas was required to pre-pay its share of the estimated costs to drill, complete and equip the Wells. The amount of the pre-payment made by Barnwell Texas was US$ 4,293,162. Both the purchase price and the pre-payment amount were paid from the Company’s available cash.

The foregoing description of the Purchase and Sale Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase and Sale Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending December 31, 2022 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2022
BARNWELL INDUSTRIES, INC.

	By:	/s/ Russell M. Gifford
		Name:	Russell M. Gifford
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)